SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 30, 2000



                             Pinnacle Systems, Inc.
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             (Exact Name Of Registrant As Specified In Its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)


             0-24784                                    94-3003809
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     (Commission File Number)               (I.R.S. Employer Identification No.)


280 North Bernardo Ave., Mountain View, CA.                 94043
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 (Address of Principal Executive Offices)                (Zip Code)


                                 (650) 237-1600
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION

         On June 30, 2000, Pinnacle Systems, Inc., a California corporation ("Pinnacle"), completed the acquisition of Avid Sports, Inc. ("A-Sports"), a privately held company specializing in sports editing and information management systems. The A-Sports acquisition was made pursuant to the terms and conditions of a Stock Acquisition and Exchange Agreement, dated as of June 29, 2000 (the "Acquisition Agreement"). Under the terms of the Acquisition Agreement, Pinnacle issued 944,213 shares of its common stock (the "Purchase Shares") and assumed outstanding employee stock options to purchase A-Sports common stock which, assuming such options vest and are exercised, will convert into approximately 138,158 shares of Pinnacle common stock (the "Options"). Pinnacle will account for the acquisition as a purchase and anticipates that a portion of the purchase price will be charged as in-process research and development and other non-recurring costs in the quarter ended June 30, 2000. The purchase price was determined through an arm's-length negotiation between the parties.

         The terms of the acquisition of A-Sports are more fully described in the Acquisition Agreement and is an exhibit to this Form 8-K Report. 188,862 Purchase Shares (equaling 20% of the Purchase Shares; the "Escrowed Shares") were placed in escrow to secure certain indemnification obligations of the selling stockholders of A-Sports under the Acquisition Agreement. The Escrowed Shares will be held in escrow until: (i) June 30, 2001, at which time the Escrow Shares having an aggregate fair market value in excess of $2,300,000, if any, shall be released from escrow; and (ii) June 30, 2002, when the remaining Escrowed Shares, if any, shall be released, in each case in accordance with the Acquisition Agreement and the related escrow agreement.

         A number of the employees of A-Sports will be retained by Pinnacle to operate the business.

         The Purchase Shares were issued pursuant to the Rule 506 exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Pinnacle also agreed to file a registration statement on Form S-3 to register the Purchase Shares for resale by the selling stockholders of A-Sports. Pinnacle also agreed to file an S-8 registration statement to register the Options.

ITEM 7.  EXHIBITS


Item No.           Description
--------           -----------

2.1 Stock Acquisition and Exchange Agreement dated as of June 29, 2000 by and among Pinnacle Systems, Inc., Avid Sports, Inc., the Stockholders of Avid Sports, Inc. and David Grandin, as Stockholders' Representative.


99.1               Press Release dated June 30, 2000

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 14, 2000                   PINNACLE SYSTEMS, INC.

                                        By: /s/ Mark L. Sanders
                                            ----------------------
                                            Mark L. Sanders, President and Chief
                                            Executive Officer

                                        By: /s/ Arthur D. Chadwick
                                            ----------------------
                                            Arthur D. Chadwick, Vice President,
                                            Finance and Administration and
                                            Chief Executive Officer